UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2015

EVERCORE PARTNERS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32975	20-4748747
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

55 East 52nd Street

New York, New York 10055

(Address of principal executive offices)

(212) 857-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with a planned transition of leadership, on December 15, 2015, Mr. Pedro Aspe gave notice to Evercore Partners Inc. (the “Company”) of his resignation as Chief Executive Officer of Evercore Partners Mexico, S. de R.L. (“Evercore Mexico”), effective December 31, 2015. His decision was not due to any disagreement with the Company’s management or Board of Directors. Mr. Aspe will remain as an employee of Evercore Mexico and Chairman of the board of Evercore’s Mexican broker-dealer, Evercore Casa de Bolsa, S.A. de C.V.

Mr. Augusto Arellano, currently a Senior Managing Director of Evercore Mexico, will succeed Mr. Aspe as Chief Executive Officer of Evercore Mexico.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERCORE PARTNERS INC.

By:	/s/ Adam B. Frankel
Name: Adam B. Frankel
Title: General Counsel

Date: December 21, 2015